UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

NEPHROS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-32288	13-3971809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Lackawanna Place, South Orange, New Jersey 07079

(Address of principal executive offices, including ZIP code)

(201) 343-5202

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	NEPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

On March 26, 2021, Nephros, Inc. (the “Company”) received a notice from the U.S. Food and Drug Administration (the “FDA”) regarding the Special 510(k) filing made by the Company’s subsidiary, Specialty Renal Products, Inc., for the second generation HDF Assist Module, which stated that the FDA has decided that the HDF Assist Module is not eligible for review under the “Special” 510(k) review process and has been converted to a “Traditional” 510(k) review process instead. Specialty Renal Products has received a 510(k) Acceptance Checklist from the FDA, intends to inquire with the FDA as to the need for additional testing, if any, and will begin to compile the documentation required for a Traditional 510(k) filing for the HDF Assist Module.

This Form 8-K contains forward-looking statements that are subject to various risks and uncertainties. Such statements include statements regarding the next steps in the FDA Traditional 510(k) filing for the HDF Assist Module, and other statements that are not historical facts, including statements that may be accompanied by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words. Actual results could differ materially from those described in these forward-looking statements due to certain factors, including delays in receipt of required regulatory approvals, lower customer acceptance of new products than otherwise expected, changes in business, competitive and economic conditions, particularly the continued impact of the COVID-19 pandemic on the U.S. economy, and the availability of financing or other capital when needed. These and other risks and uncertainties are detailed in Company’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2020. The Company does not undertake any responsibility to update the forward-looking statements in this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nephros, Inc.

Dated: March 29, 2021	By:	/s/ Andrew Astor
Andrew Astor
Chief Executive Officer